UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2025 (May 7, 2025)

4FRONT VENTURES CORP.

(Exact name of registrant as specified in its charter}

British Columbia	000-56075	83-4168417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 N. Tatum Blvd., Suite 3031

Phoenix, Arizona 85028

(Address of principal executive offices including zip code)

(602) 428-5337

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF	OTCQB
	FFNT	CSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 7, 2025, the Ontario Securities Commission issued a failure-to-file cease trade order (the “Order”) against 4Front Ventures Corp. (the “Company”) as a result of the Company’s failure to file its: (i) audited annual financial statements for the year ended December 31, 2024; (ii) management’s discussion and analysis relating to the audited annual financial statements for the year ended December 31, 2024; and (iii) certification of the foregoing filings, each as required by the securities legislation of Ontario.

As a result of the Order, investors may not trade in or purchase securities of the Company in any Canadian jurisdiction where the Company is a reporting issuer for so long as the Order remains in effect.

Notwithstanding the forgoing, the Order provides an exception for beneficial owners of the Company’s securities who are not currently, and were not as of May 7, 2025, an insider or control person of the Company, and who sell securities acquired before May 7, 2025, if both of the following conditions are met: (i) the sale is made through a “foreign organized regulated market”, as defined in section 1.1 of the Universal Market Integrity Rules of the Canadian Investment Regulatory Organization; and (ii) the sale is made through an investment dealer registered in a jurisdiction of Canada in accordance with applicable securities legislation.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4FRONT VENTURES CORP.

Date: May 9, 2025	/s/ Andrew Thut
Andrew Thut
Chief Executive Officer